UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 30, 2023

Lakeland Industries, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-15535	13-3115216
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1525 Perimeter Parkway, Suite 325 Huntsville, AL 35806

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (256) 350-3873

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	LAKE	NASDAQ Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01. Entry into a Material Definitive Agreement.

Acquisition of Pacific Helmets

On November 30, 2023, Lakeland NZ Limited, a wholly-owned subsidiary of Lakeland Industries, Inc. (the “Company”), entered into a Share Sale and Purchase Agreement (the “Purchase Agreement”), by and between Pacific Helmets NZ Limited (“Pacific”) and Lakeland NZ Limited, pursuant to which Lakeland NZ Limited acquired all of the shares of Pacific for a purchase price of NZ$14,000,000, subject to post-closing adjustments and customary holdback provisions. The transaction was funded through the Company’s line of credit and cash on hand.

Amendment to Credit Agreement

On November 30, 2023, the Company entered into Amendment No. 3 to Loan Agreement by and between Bank of America, N.A. (the “Lender”) and the Company (the “Third Amendment”). Pursuant to the Third Amendment, the Lender consented to the Company’s acquisition of the equity interests of Pacific. The Third Amendment further provided for certain amendments to the Loan Agreement to permit additional indebtedness to be made available to Pacific, to exempt Pacific from certain requirements of the Loan Agreement pertaining to subsidiary guaranty and asset pledges that would otherwise be required under the Loan Agreement, and to waive the Company’s borrowing base limitations through January 31, 2024. The Third Amendment also provided for the reaffirmation of representations, warranties and covenants under the Loan Agreement as are customary in connection with similar amendments of credit documents.

The above descriptions of the Purchase Agreement and the Third Amendment are summaries and are not complete.  They are qualified in their entirety by reference to the Purchase Agreement and the Third Amendment, which will be filed as exhibits to the Company’s Annual Report on Form 10-K for the fiscal year ending January 31, 2024.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAKELAND INDUSTRIES, INC.

/s/ Roger D. Shannon
Roger D. Shannon Chief Financial Officer

Date: December 6, 2023

3